                                                                    Exhibit 10.2

                                 PROMISSORY NOTE

                                                                  April 13, 2005

      FOR VALUE RECEIVED, the undersigned (the "Borrower") hereby promises to pay to FLEET NATIONAL BANK, a Bank of America company, or registered assigns (the "Lender"), in accordance with the provisions of the Agreement (as hereinafter defined), the principal amount of each Loan from time to time made by the Lender to the Borrower under that certain Credit Agreement, dated as of April 13, 2005 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the "Agreement;" the terms defined therein being used herein as therein defined), among the Borrower and Fleet National Bank, a Bank of America company, as the Lender and L/C Issuer.

      The Borrower promises to pay interest on the unpaid principal amount of each Loan from the date of such Loan until such principal amount is paid in full, at such interest rates and at such times as provided in the Agreement. All payments of principal and interest shall be made to the Lender for the account of the Lender in Dollars in immediately available funds at the Lender's Office. If any amount is not paid in full when due hereunder, such unpaid amount shall bear interest, to be paid upon demand, from the due date thereof until the date of actual payment (and before as well as after judgment) computed at the per annum rate set forth in the Agreement.

      This Note is the Note referred to in the Agreement, is entitled to the benefits thereof and may be prepaid in whole or in part subject to the terms and conditions provided therein. This Note is also entitled to the benefits of the Guaranty. Upon the occurrence and continuation of one or more of the Events of Default specified in the Agreement, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable all as provided in the Agreement. Loans made by the Lender shall be evidenced by one or more loan accounts or records maintained by the Lender in the ordinary course of business. The Lender may also attach schedules to this Note and endorse thereon the date, amount and maturity of its Loans and payments with respect thereto.

      The Borrower, for itself, its successors and assigns, hereby waives diligence, presentment, protest and demand and notice of protest, demand, dishonor and non-payment of this Note.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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      THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS
OF THE STATE OF NEW YORK.

                                       SS&C TECHNOLOGIES, INC.

                                       By: /s/ Patrick J. Pedonti

                                       Name: Patrick J. Pedonti

                                       Title: Senior Vice President and CFO

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                     LOANS AND PAYMENTS WITH RESPECT THERETO

                                                       AMOUNT OF    OUTSTANDING
                                                      PRINCIPAL OR   PRINCIPAL
      TYPE OF LOAN  AMOUNT OF LOAN  END OF INTEREST  INTEREST PAID  BALANCE THIS
DATE      MADE           MADE            PERIOD        THIS DATE       DATE       NOTATION MADE BY
----  ------------  --------------  ---------------  -------------  ------------  ----------------

____  ____________  ______________  _______________  _____________  ____________  _________________

____  ____________  ______________  _______________  _____________  ____________  _________________

____  ____________  ______________  _______________  _____________  ____________  _________________

____  ____________  ______________  _______________  _____________  ____________  _________________

____  ____________  ______________  _______________  _____________  ____________  _________________

____  ____________  ______________  _______________  _____________  ____________  _________________

____  ____________  ______________  _______________  _____________  ____________  _________________

____  ____________  ______________  _______________  _____________  ____________  _________________

____  ____________  ______________  _______________  _____________  ____________  _________________

____  ____________  ______________  _______________  _____________  ____________  _________________

____  ____________  ______________  _______________  _____________  ____________  _________________

____  ____________  ______________  _______________  _____________  ____________  _________________

____  ____________  ______________  _______________  _____________  ____________  _________________

____  ____________  ______________  _______________  _____________  ____________  _________________

____  ____________  ______________  _______________  _____________  ____________  _________________

____  ____________  ______________  _______________  _____________  ____________  _________________

____  ____________  ______________  _______________  _____________  ____________  _________________

____  ____________  ______________  _______________  _____________  ____________  _________________